Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment

Property and equipment consisted of the following:

	DECEMBER 31,
(In thousands)	2016	2017
Lab equipment	$375	$860
Furniture and fixtures	103	128
Computer equipment	50	100
Office equipment	26	78
Software	16	52
Leasehold improvements	10	10

	580	1,228
Less accumulated depreciation and amortization	(268)	(440)

Property and equipment, net	$312	$788